ARTIO GLOBAL FUNDS

Artio Local Emerging Markets Debt Fund

Supplement dated April 22, 2011 to the

Prospectus dated March 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

In the section entitled “Principal Investment Strategies” beginning on page 49, the first bulleted item is replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income and short term money market instruments including forward foreign exchange contracts denominated in emerging market currencies. The Fund may invest in derivatives denominated in any currency and such instruments will be included under the 80% of net assets policy provided the underlying asset is a fixed income or currency instrument denominated in an emerging market currency. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank and will generally invest in countries other than the U.S., Japan, Australia, Canada, New Zealand and the developed countries in Western Europe. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy

In the section entitled “Principal Investment Strategies” beginning on page 116, the first paragraph is replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (including fixed income related futures, options, swaps and other instruments as well as borrowings for investment purposes) in fixed income and short term money market instruments including forward foreign exchange contracts denominated in emerging market currencies. The Fund may invest in derivatives denominated in any currency, and derivatives denominated in any currency will be included under the 80% of net assets policy noted in the prior sentence so long as the underlying asset of such derivatives is a fixed income or currency instrument denominated in the currency of an emerging market country. In defining emerging markets, the Adviser may consider, but is not bound by the classifications of the World Bank ‘and will generally invest in countries other than the U.S., Japan, Australia, Canada, New Zealand and the developed countries in Western Europe. The Fund will provide shareholders with at least 60 days notice prior to any changes in this policy.

In the section entitled “Principal Investment Strategies” beginning on page 116, the fifth paragraph, found on page 117, is replaced with the following:

The Fund may invest in the aggregate up to 20% of its net assets in, but not limited to, the following types of investments: global equity securities, ADRs, GDRs, EDRs, equity-related Exchange Traded Funds (ETFs) and precious metal or commodity-related instruments. The Fund may have significant exposure to local currencies through derivative contracts, as well as short term investment grade money market obligations issued in the U.S. or emerging markets countries. Such exposure could result in the Fund carrying cash positions in its financial statements well in excess of 20% of its net assets; provided that the Fund will comply under normal circumstances with its 80% of net assets investment policy described in the Fund’s prospectus on page 49.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

ARTIO GLOBAL FUNDS

Artio Local Emerging Markets Debt Fund

Supplement dated April 22, 2011 to the

Statement of Additional Information dated March 1, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (the “SAI”) and should be retained and read in conjunction with the SAI.

In the section entitled “Description of the Funds, Their Investments and Risks” beginning on page 3, the following paragraph is added between the first and second paragraphs concerning “Local Emerging Markets Debt Fund” on page 10:

The Fund may invest in the aggregate up to 20% of its net assets in, but not limited to, the following types of investments: global equity securities, ADRs, GDRs, EDRs, equity-related ETFs and precious metal or commodity-related instruments. The Fund may have significant exposure to local currencies through derivative contracts which could result in the Fund carrying cash positions in its financial statements well in excess of 20% of its net assets.

In the section entitled “Common Investment Strategies” beginning on page 16, the paragraph concerning “Money Market Investments” on page 34 is replaced with the following:

Each Fund, with the exception of the Local Emerging Markets Debt Fund, may invest up to 20% of its net assets in short-term investment grade money market obligations. The Local Emerging Markets Debt Fund may invest in short-term investment grade money market obligations, whether issued in the U.S. or emerging markets countries, without regard to the 20% limitation; provided that the Local Emerging Markets Debt Fund will comply under normal circumstances with its 80% of net assets investment policy described in the Fund’s prospectus and in this SAI on page 10.

On occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of each Fund’s assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody’s or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities) (including repurchase agreements with respect to such securities).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.